Filed pursuant to Rule 497(a)
File No. 333-268702
Rule 482ad

Priority Income Fund Announces Intent to Seek Public Listing of Shares of Common Stock

NEW YORK, April 25, 2025 /BusinessWire/ -- Priority Income Fund, Inc. (“Priority Income Fund” or the “Fund”) is pleased to announce today that the Fund intends to seek to list shares of its common stock on a national securities exchange, with a target listing date during the next twelve months. The Fund has engaged Lucid Capital Markets, LLC to advise the Fund on the listing.

The target listing date is subject to change at the discretion of the Fund’s Board of Directors. There is no guarantee that a listing of the Fund’s shares will occur if the Board of Directors determines, in its sole discretion, that a listing is not in our stockholders’ best interests, including, without limitation, if market conditions at the time make it undesirable to effectuate a listing or any accompanying follow-on public offering of the Fund’s shares.

Pursuant to the intent to list the Fund’s shares, the Fund’s Board of Directors determined to suspend the offering of the Fund’s shares following the May 1, 2025 monthly share purchase date, subject to financial and market conditions.

The Fund believes that after effectuating the listing, investor liquidity may improve, and the Fund may see a reduction in total fund expenses. The operating member of the Fund’s investment adviser has also agreed to waive certain Fund expenses, aggregating 25 bps per annum of the Fund’s net assets, for the next quarter beginning July 1, 2025, with the potential for future quarterly waivers.

About Priority Income Fund
Priority Income Fund, Inc. is a registered closed-end fund that was created to acquire and grow an investment portfolio primarily consisting of senior secured loans or pools of senior secured loans known as collateralized loan obligations ("CLOs"). Such loans will generally have a floating interest rate and include a first lien on the assets of the respective borrowers, which typically are private and public companies based in the United States. The Fund is managed by Priority Senior Secured Income Management, LLC. For more information, visit https://www.priorityincomefund.com.

About Preferred Capital Securities, LLC
Preferred Capital Securities, LLC (“PCS”) serves as the dealer-manager for Priority Income Fund, Inc. and has been a member of FINRA/SIPC since 2015. Formed in 2013, PCS is a boutique managing broker-dealer that distributes alternative investments, including real estate and credit investment products in private and public structures through broker dealers and registered investment advisors. PCS has raised over $4.8 billion of capital as a wholesale distributor for various alternative investment strategies. For more information, call
855-320-1414 or visit http://www.pcsalts.com.

For Sales:
salesdesk@pcsalts.com
(855) 330-6594
For Service:
investorservices@pcsalts.com
(855) 422-3223

Additional Information

Past performance is not indicative of future performance. Our distributions may exceed our earnings, and therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus and summary prospectus contains this and other information relevant to an investment in the fund. Please read the prospectus or summary prospectus carefully before you invest or send money. To obtain a prospectus, please contact your investment representative or Investor Services at 866.655.3650.

Forward-Looking Statements
This press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as "believes," "expects," "projects," and "future" or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc. and that Priority Income Fund, Inc. may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.